Advanced Series Trust
 Supplement dated October 18, 2010 to Prospectus dated May 1, 2010

This Supplement sets forth certain changes to the Prospectus, dated May 1, 2010 (the Prospectus) of Advanced Series Trust (the Trust). The Portfolios discussed in this Supplement may not be available under your variable annuity contract or variable life insurance policy. For more information about the Portfolios available under your variable annuity contract or variable life insurance policy, please refer to your variable insurance product prospectus. The following should be read in conjunction with the Prospectus and should be retained for future reference

I.	Pending Fund Reorganization

The Board of Trustees of the Trust (the Board) recently approved the fund reorganization described below.

Target Fund	Acquiring Fund
AST Neuberger Berman Small-Cap Growth Portfolio of Advanced Series Trust	AST Federated Aggressive Growth Portfolio of Advanced Series Trust

Pursuant to this proposal, the assets and liabilities of the Target Fund would be exchanged for shares of the Acquiring Fund and beneficial shareholders of the Target Fund would become beneficial shareholders of the Acquiring Fund. No sales charges would be imposed in connection with the reorganization. The Acquiring Fund shares to be received by Target Fund shareholders in the reorganization will be equal in value to the Target Fund shares beneficially held by such shareholders immediately prior to the reorganization. The completion of the reorganization transaction is subject to approval by the beneficial shareholders of the Target Fund and the satisfaction of certain customary closing conditions, including the receipt of an opinion of special tax counsel to the effect that the reorganization transaction will not result in any adverse federal income tax consequences to the Acquiring Fund, the Target Fund, or their respective beneficial shareholders.

It is anticipated that a proxy statement/prospectus relating to this transaction will be mailed to Target Fund shareholders during January 2011 and that the special meeting of Target Fund shareholders will be held during February 2011. Assuming receipt of the required shareholder approval and satisfaction of the relevant closing conditions for the reorganization transaction, it is expected that the reorganization transaction would be completed as of the close of business on April 29, 2011.

II.	Name Change for AST Value Portfolio (to be renamed AST BlackRock Value Portfolio)

The Board recently approved changing the name of “AST Value Portfolio” to “AST BlackRock Value Portfolio”.  Such name change is expected to become effective on or about Monday January 24, 2011. The Portfolio’s investment objective, policies, restrictions, and service providers will remain unchanged.

III.      Secondary Performance Benchmark Changes for AST FI Pyramis® Asset Allocation Portfolio

The section of the Prospectus entitled “Summary: AST FI Pyramis® Asset Allocation Portfolio—Past Performance” is hereby deleted and replaced with the following in order to reflect a new secondary benchmark index for the Portfolio.

Past Performance. A number of factors, including risk, can affect how the Portfolio performs. The bar chart and table provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.

Note : The AST FI Pyramis® Asset Allocation Portfolio, formerly the AST Niemann Capital Growth Asset Allocation Portfolio, changed subadvisers and changed its investment objective, policies, and strategy effective March 15, 2010. The 1-year and Since-Inception performance figures as well as the annual returns prior to March 15, 2010 for the Portfolio reflect investment performance, investment operations, investment policies, and investment strategies of the former subadviser, and does not represent the actual or predicted performance of the Portfolio or its current subadviser.

The table also demonstrates how the Portfolio's average annual returns compare to the returns of a custom blended index of market segments to which the Portfolio attempts to provide exposure. The Portfolio's new custom blended index consists of the Russell 3000 Index (50%), MSCI EAFE Index (20%), and the Barclays Capital Aggregate Bond Index (30%). The Portfolio's former custom blended index consisted of the Standard Poor's 500 Index (50%), MSCI EAFE Index (20%), and the Barclays Capital Aggregate Bond Index (30%). The percentage weights of each custom blended index were determined by the Investment Managers.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Annual Total Returns
	Best Quarter: 2nd Quarter of 2009 13.41% Worst Quarter: 4th Quarter of 2008 -13.83%
Average annual total returns for periods ended 12/31/09
	1 Year	Since Inception
AST FI Pyramis® Asset Allocation Portfolio	21.23%	-5.64%*
S&P 500 Index	26.47%	-10.62%
New Secondary Custom Benchmark Index for AST FI Pyramis® Asset Allocation Portfolio Russell 3000 Index (50%), MSCI EAFE Index (20%), and Barclays Capital Aggregate Bond Index (30%) (reflects no deduction for fees, expenses or taxes)	22.58%	-5.83%**
Former Secondary Custom Benchmark Index for AST FI Pyramis® Asset Allocation Portfolio S&P 500 Index (50%), MSCI EAFE Index (20%), and Barclays Capital Aggregate Bond Index (30%) (reflects no deduction for fees, expenses or taxes)	21.66%	-6.09%
Secondary Custom Benchmark Index for AST Niemann Capital Growth Asset Allocation Portfolio Russell 3000 Index (60%), MSCI EAFE Index (10%), and Barclays Capital Aggregate Bond Index (30%) (reflects no deduction for fees, expenses or taxes)	22.15%	-5.51%**

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* The average annual total return since inception for the Portfolio is calculated from November 19, 2007.
** The average annual total return since inception for this custom blended index is calculated from November 30, 2007.

IV.     Secondary Performance Benchmark Changes for AST T. Rowe Price Natural Resources Portfolio

The section of the Prospectus entitled “Summary: AST T. Rowe Price Natural Resources Portfolio—Past Performance” is hereby deleted and replaced with the following in order to reflect a new secondary benchmark index for the Portfolio.

Past Performance. A number of factors, including risk, can affect how the Portfolio performs. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future. The table also demonstrates how the Portfolio's average annual returns compare to the returns of groups of peer funds with similar investment objectives and policies.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Annual Total Returns
		Best Quarter: 2nd Quarter of 2009 23.08% Worst Quarter: 3rd Quarter of 2008 -34.03%
Average annual total returns for periods ended 12/31/09
	1 Year	5 Years	10 Years
AST T. Rowe Price Natural Resources Portfolio	49.03%	9.78%	12.92%
S&P 500 Index	26.47%	0.42%	-0.95%
New Secondary Benchmark Index Lipper Global Natural Resources Funds Index (reflects no deduction for fees, expenses or taxes)	58.23%	11.49%	14.59%
Former Secondary Benchmark Index Lipper Variable Underlying Funds Natural Resources Fund Index (reflects no deduction for fees, expenses or taxes)	53.38%	11.84%	N/A

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